UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 1, 2014

Date of Report (Date of earliest event reported)

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INTERNATIONAL COMMERCIAL TELEVISION INC.

Exact name of registrant as specified in its charter)

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Nevada	0-49638	76-0621102
(State or other jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification Number)

489 Devon Park Drive, Suite 315

Wayne, PA 19087

(Address of principal executive offices)

206-780-8203

Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  APPOINTMENT OF CHIEF FINANCIAL OFFICER

Our Board of Directors has appointed Ryan LeBon as Chief Financial Officer of the Company, effective January 1, 2014, to serve in that capacity at the will of our Board of Directors.  Mr. LeBon, age 31, joined the Company in June of 2013 as the Company’s Director of Financial Reporting. Prior to joining the Company, Mr. LeBon had over nine years of experience with Deloitte & Touche LLP, as an Audit Manager primarily serving SEC registrants, and as a Controller with General Electric. Mr. LeBon is a graduate of Villanova University with a degree in accounting and is a Certified Public Accountant in Pennsylvania.

Richard Ransom, our previous Chief Financial Officer, continues as President of the Company.  The appointment of Ryan LeBon will allow Mr. Ransom to focus more exclusively on his duties as President.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Commercial Television, Inc.

By:	/s/ Richard Ransom
Richard Ransom, President

Date:  January 6, 2014